UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

ANSYS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20853	04-3219960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 ANSYS Drive, Canonsburg, PA	15317
(Address of principal executive offices)	(Zip Code)

(844) 462-6797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ANSS	Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2022, the Board of Directors (the “Board”) of ANSYS, Inc. (the “Company”) voted to increase the size of the Board from nine to ten directors and to increase the size of Class II from three to four directors, effective on such date. On December 15, 2022, the Board elected Claire Bramley to the Board to fill the resulting vacancy, effective on such date. Ms. Bramley will serve as a Class II director for the term expiring on the date of the Company’s 2025 Annual Meeting of Stockholders. The Board has appointed Ms. Bramley to serve as a member of the Audit Committee.

Ms. Bramley will participate in the Company’s non-employee director compensation program, which is described on page 22 of the Company’s proxy statement for its 2022 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 28, 2022. In connection with her appointment to the Board, on December 15, 2022 (the “Grant Date”), Ms. Bramley received a pro-rated annual cash retainer in the amount of $2,475 and a pro-rated grant of restricted stock units (“RSUs”) with a value of $121,644 for her Board service until the Company’s 2023 Annual Meeting of Stockholders. The RSUs granted to Ms. Bramley will vest on the date of the Company’s 2023 Annual Meeting of Stockholders. In addition, the Company will enter into its standard Non-Employee Director Indemnification Agreement and Confidentiality Agreement with Ms. Bramley.

There are no arrangements or understandings between Ms. Bramley and any other persons pursuant to which she was selected as director of the Company. Ms. Bramley does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

A copy of the press release announcing the appointment of Ms. Bramley to the Board is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated December 16, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSYS, INC.

Date: December 16, 2022	By:	/s/ Janet Lee
Janet Lee
Vice President, General Counsel and Secretary